EXHIBIT 21
                              LIST OF SUBSIDIARIES

                         SUBSIDIARIES OF PE CORPORATION
                         -------------------------------


                                                                                      State or Jurisdiction
   Name                                                                         of Incorporation or Organization
---------                                                                       --------------------------------
PE Corporation (NY)                                                                     (New York, USA)
         PE Overseas Corporation                                                        (New York, USA)
                     Applied Biosystems Pty Ltd.                                        (Australia)
                     Applied Biosystems (Canada) Limited                                (Canada)
                          Applied Biosystems/MDS Sciex Instruments*                     (Canada)
                     Applied Biosystems Taiwan Corporation                              (Delaware, USA)
                     Applied Biosystems (Thailand) Limited                              (Thailand)
                     PE AG                                                              (Switzerland)
                     PE France S.A.                                                     (France)
                     PE (Sweden) AB                                                     (Sweden)
                          Perkin-Elmer AB                                               (Sweden)
                              Applied Biosystems OY                                     (Finland)
                     PE Holding BV                                                      (The Netherlands)
                          PE Finance BV                                                 (The Netherlands)
                              Nelson Analytical GmbH                                    (Germany)
                              PE Europe BV                                              (The Netherlands)
                                   PE Holdings Limited                                  (UK)
                                       Perkin-Elmer (UK) Pension Trustees Limited       (UK)
                                       Applied Biosystems Ltd                           (UK)
                                       Perkin-Elmer Limited                             (UK)
                          PE Polska Sp.zo.o.                                            (Poland)
                          PE Magyarorszag Kft                                           (Hungary)
                          PE Czech Republic s.r.o.                                      (Czech Republic)
                          Agrogene S.A.**                                               (France)
                          PE Genscope GmbH                                              (Switzerland)
                     Spartan Ltd. ***                                                   (Channel Isles)
                          Listronagh Company                                            (Ireland)
                     Applied Biosystems Asia Pte. Ltd.                                  (Singapore)
                          Applied Biosystems Malaysia Sdn. Bhd.                         (Malaysia)
                     PE Holding GmbH                                                    (Germany)
                          PE South Africa (PTY) Limited                                 (South Africa)
                          Bodenseewerk Perkin-Elmer GmbH                                (Germany)
                          PE Biosystems Ges. m.b.H.                                     (Austria)
                     Applied Biosystems Hong Kong, Ltd.                                 (Hong Kong)
                     Applied Biosystems do Brasil Ltda.                                 (Brazil)
                     PE Biosystems AO                                                   (Russia)


                         SUBSIDIARIES OF PE CORPORATION
                         -------------------------------


                                                                                      State or Jurisdiction
   Name                                                                         of Incorporation or Organization
---------                                                                       --------------------------------
PE Corporation (NY), cont'd.
         PE International, Inc.                                                         (Delaware, USA)
         Applied Biosystems Korea Corporation                                           (Korea)
         Applied Biosystems de Mexico S. de R.L. de C.V.                                (Mexico)
         Perkin-Elmer Overseas Ltd.                                                     (Cayman Islands)
         PECO Insurance Company Limited                                                 (Bermuda)
         Applied Biosystems China, Inc.                                                 (Delaware, USA)
         PE FSC, Inc.                                                                   (U.S.Virgin Islands)
         PE Biosystems Hispania  SA                                                     (Spain)
         Tropix, Inc.                                                                   (Delaware, USA)
         GenScope, Inc.                                                                 (Delaware, USA)
         PE AgGen, Inc.                                                                 (Utah, USA)
         PerSeptive Biosystems, Inc.                                                    (Delaware, USA)
              PE Deutschland GmbH                                                       (Germany)
              Applied Biosystems Japan, Ltd.                                            (Japan)
              PerSeptive Biosystems (UK) Ltd.                                           (UK)
              PerSeptive Biosystems (Canada) Ltd.                                       (Canada)
         GC Biotechnologies LLC +                                                       (Delaware, USA)
              Shanghai Genecore Biotechnologies Company, Ltd.                           (China)
         Applied Biosystems S.R.L.                                                      (Italy)
Paracel, Inc.                                                                           (California, USA)



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Note: Persons directly owned by subsidiaries of PE Corporation are indented and listed below their immediate parent.

*    50% ownership
**   49% ownership
***  51% ownership by PE Overseas Corporation, 49%  by PE Europe BV
+    95% ownership